UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]          Preliminary Proxy Statement
[   ]          Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]          Definitive Proxy Statement
[X]          Definitive Additional Materials
[   ]          Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

PARK CITY GROUP, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[  ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

PARK CITY GROUP, INC.
5282 South Commerce Drive, Suite D292
Murray, Utah 84107
(435) 645-2000

PROXY STATEMENT SUPPLEMENT

Dear Park City Group, Inc. Shareholders:	October 28, 2019

You most likely have received a proxy card for Park City Group, Inc.’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Company’s corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah on November 11, 2019 at 9:00 A.M. MST. Due to a printing error, you received an incorrect proxy card. Proposal No. 1 should have offered you the option to either vote FOR ALL, to WITHHOLD ALL, or FOR ALL EXCEPT Randall K. Fields, Robert W. Allen, Ronald C. Hodge, William S. Kies, Jr., or Peter J. Larkin, the individual director nominees identified in the Proxy Statement for the Annual Meeting.

We have therefore enclosed a corrected proxy card that lists the correct voting options for Proposal No. 1. If you have already returned the original proxy card, you must return the enclosed corrected proxy card, using the enclosed reply envelope, to have your shares represented and voted by proxy at the Annual Meeting. If you have already voted via the Internet or by telephone based on the incorrect proxy card, please return the enclosed revised proxy card or resubmit your vote via the Internet or by telephone following the instructions on the enclosed corrected proxy card. If you have not yet returned the original proxy card, please discard it and instead use the enclosed corrected proxy card, or vote via the Internet or by telephone following the instructions on the enclosed corrected proxy card. If your shares are held in the name of a bank, broker or other agent, please follow the instructions on the voting instruction card furnished by the bank, broker or other agent.

We regret any inconvenience or confusion caused by the mailing of an erroneous proxy card, but chose to provide you with the corrected proxy card to ensure the integrity of the voting process. If you need assistance or have any questions or concerns regarding the corrected proxy card, please contact me directly at (435) 645-2000. We appreciate your attention to this matter.

Best Regards, /s/ Edward L. Clissold Edward L. Clissold General Counsel and Corporate Secretary

PARK CITY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2019 ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 11, 2019 AT 9:00 A.M. MST
CONTROL ID:
REQUEST ID:

The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward L. Clissold, and each of them, the true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Park City Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Company’s corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah on November 11, 2019 at 9:00 A.M. MST, and at any adjournment(s) or postponement(s) thereof, on the following Proposals at the Annual Meeting, each of which are more fully described in the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (202) 521-3464.
INTERNET:	https://www.iproxydirect.com/PCYG
PHONE:	(866) 752-VOTE(8683)

2019 ANNUAL MEETING OF THE STOCKHOLDERS OF PARK CITY GROUP, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal No. 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors, each to serve for a term of one year:	☐	☐
	Randall K. Fields			☐
	Robert W. Allen			☐	CONTROL ID:
	Ronald C. Hodge			☐	REQUEST ID:
	William S. Kies, Jr.			☐
	Peter J. Larkin			☐
Proposal No. 2		FOR	AGAINST	ABSTAIN
	Approval, on an advisory basis, the compensation paid to our named executive officers as disclosed in the Proxy Statement (“Say-on-Pay”).	☐	☐	☐
Proposal No. 3		EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
	Approval, on an advisory basis, of the frequency of future Say-on-Pay votes (“Say-on-Frequency”).	☐	☐	☐	☐
Proposal No. 4		FOR	AGAINST	ABSTAIN
	Ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2020.	☐	☐	☐
Proposal No. 5		FOR	AGAINST	ABSTAIN
	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” ON PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 4 AND FOR “EVERY THREE YEARS” ON PROPOSAL NO. 3, EACH OF WHICH HAVE BEEN RECOMMENDED BY OUR BOARD, AND IN THE DISCRETION OF THE PROXY HOLDER UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________________________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholders)

(Second Signature if held jointly)